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                                  EXHIBIT 99.1

      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Lawrence P. Castellani, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge, the Annual Report on Form 10-K of Advance Auto Parts, Inc. for the year ended December 28, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such Annual Report on Form 10-K fairly presents in all material respects the financial condition and results of operations of Advance Auto Parts, Inc.

Date:  March 27, 2003                     By:    /s/ LAWRENCE P. CASTELLANI
                                             -----------------------------------
                                          Name:  Lawrence P. Castellani
                                          Title: Chairman of the Board of
                                                 Directors and Chief Executive
                                                 Officer

I, Jimmie L. Wade, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge, the Annual Report on Form 10-K of Advance Auto Parts, Inc. for the year ended December 28, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such Annual Report on Form 10-K fairly presents in all material respects the financial condition and results of operations of Advance Auto Parts, Inc.

Date:  March 27, 2003                     By:    /s/ JIMMIE L. WADE
                                             -----------------------------------
                                          Name:  Jimmie L. Wade
                                          Title: President and Chief Financial
                                                 Officer